IN WITNESS WHEREOF, the parties hereto have caused this Amended
Appendix A to the Services Agreement between Henderson Global Investors (North America) Inc. and Foreside Fund Services, LLC and the Distribution Agreement between Henderson Global Funds and Foreside Fund Services, LLC to be executed in their names and on their behalf by and through their duly authorized officers, as of __________, __, 2008.

                                 HENDERSON GLOBAL INVESTORS
                                 (NORTH AMERICA) INC.

                                 By: ________________________________
                                 Print Name: _________________________
                                 Title: _______________________________


                                 HENDERSON GLOBAL FUNDS

                                 By: ________________________________
                                 Print Name: _________________________
                                 Title: _______________________________


                                 FORESIDE FUND SERVICES, LLC

                                 By: ________________________________
                                 Print Name: _________________________
                                 Title: _______________________________


                 HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
                               SERVICES AGREEMENT

                                   APPENDIX A

                          AS OF _____________ __, 2008

------------------------------------------------------------ ---------------------------------------------------------
                    FUNDS OF THE TRUST                                         CLASSES OF THE TRUST
------------------------------------------------------------ ---------------------------------------------------------
Henderson European Focus Fund                                                        A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Technology Fund                                                     A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson International Opportunities Fund                                          A, B, C, R
------------------------------------------------------------ ---------------------------------------------------------
Henderson Worldwide Income Fund                                                      A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson US Focus Fund                                                              A, B, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Japan-Asia Focus Fund                                                        A, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Equity Income Fund                                                    A, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Opportunities Fund                                                    A, C
------------------------------------------------------------ ---------------------------------------------------------
Henderson International Equity Fund                                                     I
------------------------------------------------------------ ---------------------------------------------------------
Henderson Global Real Estate Equities Fund                                              I
------------------------------------------------------------ ---------------------------------------------------------

                             HENDERSON GLOBAL FUNDS

                             DISTRIBUTION AGREEMENT

                                   APPENDIX A

                             AS OF ________ __, 2008

-------------------------------------- --------------------- ---------------------------- ----------------------------
                                                                                              SHAREHOLDER SERVICE
         FUNDS OF THE TRUST               CLASSES OF THE          DISTRIBUTION FEES             FEES PAYABLE TO
                                              TRUST             PAYABLE TO FORESIDE*               FORESIDE*
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson European Focus Fund                   A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Technology Fund                A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson International                         A                       0.25%                        None
Opportunities Fund                              B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
                                                R                       0.50%                        None
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Worldwide Income Fund                 A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson US Focus Fund                         A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Japan-Asia Focus Fund                 A                       0.25%                        None
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Equity Income Fund             A                       0.25%                        None
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Opportunities Fund             A                       0.25%                        None
                                                C                       0.75%                        0.25%
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson International Equity Fund             I                       _____                        _____
-------------------------------------- --------------------- ---------------------------- ----------------------------
Henderson Global Real Estate                    I                       _____                       ______
Equities Fund
-------------------------------------- --------------------- ---------------------------- ----------------------------

*  Fee as a % of the annual average daily net assets of the Fund